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                                  EXHIBIT 24.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in this Amendment No. 2 to Registration Statement on Form S-3 of our report dated March 13, 2002, on our audits of the financial statements of Precis, Inc.


MURRELL, HALL , McINTOSH & CO., PLLP.

Norman, Oklahoma


April 5, 2002